SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – October 12, 2006

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-18652710
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 12, 2006, Carey Agri International Poland Sp. z o.o. (“Carey Agri”), a wholly-owned subsidiary of Central European Distribution Corporation (the “Company”), entered into multipurpose credit line agreement (the “Credit Facility”) and a bank guarantee (the “Bank Guarantee”) with Fortis Bank SA/NV, Austrian Branch (“Fortis Bank”) in connection with a tender offer (the “Tender Offer”) in Poland by Carey Agri to purchase up to 4,048,334 shares of Polmos Bialystok S.A.

The Credit Facility provides for a credit limit of up to PLN 350,000,000 which may be disbursed as (i) a non-revolving loan (the “Loan”) to be used to finance the Tender Offer or (ii) to pay amounts due under the Bank Guarantee. Carey Agri’s obligations under the Credit Facility are guaranteed through promissory notes by Carey Agri, MTC sp. z o.o., Miro sp. z o.o., Delikates sp. z o.o., Multi Ex S.A., Panta Hurt sp. z o.o., Polskie Hurtownie Alkoholi sp. z o.o., Astor sp. z o.o., Imperial sp. z o.o., Polnis-Dystrybucja sp. z o.o., Dako Galant PHP sp. z o.o., Onufry sp. z o.o., Fine Wine & Spirits sp. z o.o., PWW sp. z o.o., Saol Dystrybucja sp. z o.o., Przedsiebiorstwo Dystrybucji Alkoholi Agis sp. z o.o., Damianex S.A., Krokus sp. z o.o., and Bols sp. z o.o.. The Loan bears interest at a rate equal to the one month Warsaw Interbank Rate (“WIBOR 1M”) plus a margin of 1.25% and matures on February 15, 2007.

The Bank Guarantee was issued by Fortis Bank in favor of ING Securities S.A., a brokerage house intermediating in the Tender Offer, to secure Carey Agri’s obligations arising from the Tender Offer. The Bank Guarantee is valid from October 16, 2006 (the date the Tender Offer was announced) until February 1, 2007. The commission for the Bank Guarantee is 0.1% of the guarantee amount per month.

A copy of the Credit Facility and the Bank Guarantee are filed as exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Multipurpose Credit Line Agreement dated October 12, 2006 by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o.

10.2	Bank Guarantee dated October 12, 2006 by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: October 18, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Multipurpose Credit Line Agreement dated October 12, 2006 by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o.

10.2	Bank Guarantee dated October 12, 2006 by and between Fortis Bank SA/NV and Carey Agri International Poland Sp. z o.o.